UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2014

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2014 (the “Initial Settlement Date”), Verso Paper Holdings LLC (“Verso Holdings”), an indirect wholly-owned subsidiary of Verso Paper Corp. (“Verso”), and Verso Paper Inc., a wholly owned subsidiary of Verso Holdings (together with Verso Holdings, the “Issuers”) consummated certain transactions contemplated in connection with the previously announced offers to exchange (i) new Second Priority Adjustable Senior Secured Notes (the “New Second Lien Notes”) and warrants issued by Verso that will be mandatorily convertible into shares of common stock, par value $0.01 of Verso (“Common Stock”) immediately prior to Verso’s acquisition of NewPage Holdings Inc. (“Warrants”) for any and all of the Issuers’ outstanding 8.75% Second Priority Senior Secured Notes due 2019 (the “Old Second Lien Notes” and the related exchange offer, the “Second Lien Notes Exchange Offer”) and (ii) new Adjustable Senior Subordinated Notes (the “New Subordinated Notes”) and Warrants for any and all of the Issuers’ outstanding 11 3/8% Senior Subordinated Notes due 2016 (the “Old Subordinated Notes” and the related exchange offer, the “Subordinated Notes Exchange Offer”). We refer to the Second Lien Notes Exchange Offer and the Subordinated Notes Exchange Offer and the transactions in connection therewith, collectively as the “Exchange Offers.”

On the Initial Settlement Date, the Issuers entered into the following arrangements, each as contemplated in connection with the Exchange Offers: (i) an indenture governing the New Second Lien Notes (along with the issuance of an aggregate principal amount of $299,353,000 of such notes on such date), (ii) an indenture governing the New Subordinated Notes (along with the issuance of an aggregate principal amount of $101,983,000 of such notes on such date), (iii) a registration rights agreement with respect to the New Second Lien Notes and New Subordinated Notes, (iv) certain collateral agreements providing security for the New Second Lien Notes, (v) certain collateral agreements providing security for the Issuers’ 11.75% Secured Notes due 2019, (vi) certain supplemental indentures, which eliminated or waived substantially all of the restrictive covenants, eliminated certain events of default, modified covenants regarding mergers and transfer of assets, and modified or eliminated certain other provisions with respect to the indentures governing the Old Second Lien Notes and Old Subordinated Notes and released the Collateral with respect to the New Second Lien Notes.

In addition, also on the Initial Settlement Date and as contemplated in connection with the Exchange Offers, Verso entered into a warrant agreement with respect to the Warrants (along with the issuance of 14,701,832 Warrants on such date) and a registration rights agreement with respect to shares of Common Stock issuable upon conversion of the Warrants.

The Exchange Offers were conducted pursuant to the terms of an Agreement and Plan of Merger dated as of January 3, 2014 (the “Merger Agreement”), among Verso, Verso Merger Sub Inc., an indirect, wholly-owned subsidiary of Verso, and NewPage Holdings Inc. (“NewPage”), providing for the merger (the “Merger”) of Verso Merger Sub Inc. and NewPage with NewPage surviving as a direct, wholly-owned subsidiary of Verso Holdings.

New Second Lien Notes Indenture and Second Priority Adjustable Senior Secured Notes

On the Initial Settlement Date, the Issuers entered into an indenture (the “New Second Lien Notes Indenture”) among the Issuers, certain subsidiaries of the Issuers as note guarantors and Wilmington Trust, National Association, as Trustee, governing the Issuers’ $299,353,000 aggregate principal amount of New Second Lien Notes.

The New Second Lien Notes are guaranteed, jointly and severally, on a senior secured basis, by each of Verso Holdings’ existing domestic subsidiaries that guarantees Verso Holdings’ senior secured credit facility and by each of its future domestic subsidiaries that guarantees certain debt of Verso Holdings or issues disqualified stock. Following the consummation of the Merger, the New Second Lien Notes will not be guaranteed by NewPage Investment Company LLC or any of its subsidiaries (collectively, the “NewPage Entities”), nor will any of the assets of the NewPage Entities constitute collateral for the New Second Lien Notes. Upon the consummation of the Merger, NewPage Holdings, Inc. will guarantee the New Second Lien Notes.

The New Second Lien Notes and the related guarantees are secured by second priority liens in the collateral owned by each Issuer and guarantor, subject to certain permitted liens and exceptions as further described in the New Second Lien Notes Indenture and the security documents relating thereto. The collateral consists of a second priority lien on substantially all of the Issuers’ and the guarantors’ tangible and intangible assets currently securing Verso Holdings’ senior secured credit facility, except for securities of Verso Holdings’ affiliates and certain other exceptions.

The New Second Lien Notes and the related guarantees are the senior secured obligations of the Issuers and the guarantors, respectively, and rank (i) pari passu in right of payment to all of the Issuers’ and the guarantors’ existing and future senior indebtedness; (ii) senior in right of payment to all of the Issuers’ and guarantors’ existing and future subordinated indebtedness, including the New Subordinated Notes and any remaining Old Subordinated Notes; (iii) effectively senior with respect to the Issuers’ and the guarantors’ existing and future unsecured indebtedness to extent of the value of the collateral; (iv) equal in priority as to the collateral with respect to any obligations secured by a second priority lien on the collateral; (v) effectively junior in priority as to the collateral with respect to the Issuers’ existing and future first priority secured debt obligations, including obligations under the Issuers’ senior credit facilities, the existing 11.75% Senior Secured Notes due 2019 and the existing 11.75% Secured Notes due 2019 (and upon the consummation of the Merger, certain newly issued 11.75% Senior Secured Notes due 2019); and (vi) effectively subordinated to all existing and future indebtedness, preferred stock and other liabilities of Verso Holdings’ non-guarantor subsidiaries, including the subsidiaries of NewPage following the consummation of the Merger (other than indebtedness, preferred stock and liabilities held by an Issuer or a guarantor).

The Issuers will pay interest on the New Second Lien Notes at the interest rates described below, payable semiannually to holders of record at the close of business on January 15 or July 15 immediately preceding the interest payment date on February 1 and August 1 of each year, commencing February 1, 2015.

Prior to the consummation of the Merger, the terms and conditions of the New Second Lien Notes are substantially identical to the current terms and conditions of the Issuers’ existing Old Second Lien Notes (including, an applicable interest rate of 8.75% per annum payable in cash), except that the New Second Lien Notes are not registered under the Securities Act of 1933, as amended (the “Securities Act”), but are subject to registration rights and the payment of additional interest under the circumstances described under “Notes Registration Rights Agreement” below. For a description of the terms and conditions of the New Second Lien Notes prior to the consummation of the Merger, see the “Description of Exchange Notes” in the Issuers’ Registration Statement on Form S-4 (Reg. No. 333 174841) filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2011.

Upon the consummation of the Merger, the terms and conditions of the New Second Lien Notes will be adjusted such that, (i) the principal amount of the New Second Lien Notes will be adjusted such that a holder of $1,000 principal amount of New Second Lien Notes immediately prior to the Merger will hold $593.75 principal amount of New Second Lien Notes immediately following the Merger (provided that any New Second Lien Notes that, as adjusted, do not bear an authorized denomination will be rounded down by the Issuers), (ii) the maturity date of the New Second Lien Notes will be extended from February 1, 2019 to August 1, 2020, (iii) the interest rate will be adjusted such that the New Second Lien Notes will bear interest from and after the date of the consummation of the Merger at a rate of 10.00% per annum entirely in cash plus 3.0% per annum payable entirely by increasing the principal amount of the outstanding New Second Lien Notes or by issuing additional New Second Lien Notes, (iv) the optional redemption provisions will be amended as provided in the New Second Lien Notes Indenture and (v) certain other terms and conditions of the New Second Lien Notes will be modified as set forth in the New Second Lien Notes Indenture.

The New Second Lien Notes Indenture provides that if the Merger does not occur, the Issuers will make a special interest payment to holders of New Second Lien Notes in an amount equivalent to the amount of interest that would be payable on such notes in respect of a single six-month interest period at a rate of 8.75% per annum. Such special interest payment will be payable on the earlier of (i) the 30th day following the termination of the Merger Agreement and (ii) February 1, 2015.

Prior to the consummation of the Merger, the Issuers may redeem the New Second Lien Notes, in whole or part, at any time prior to February 1, 2015, at a price equal to 100% of the principal amount of the New Second Lien Notes redeemed plus accrued and unpaid interest on the date of redemption and a “make-whole premium.” The Issuers may redeem the New Second Lien Notes, in whole or in part, on or after February 1, 2015 at the redemption prices set forth in the New Second Lien Notes Indenture.

Following the consummation of the Merger, the Issuers may redeem the New Second Lien Notes, in whole or part, at any time prior to August 1, 2017, at a price equal to 100% of the principal amount of the New Second Lien Notes redeemed plus accrued and unpaid interest on the date of redemption and a “make-whole premium.” The Issuers may redeem the New Second Lien Notes, in whole or in part, on or after August 1, 2017 at the redemption prices set forth in the New Second Lien Notes Indenture. In addition, following the consummation of the Merger and prior to August 1, 2017, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the New Second Lien Notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 110.00% or the principal amount of the New Second Lien Notes redeemed, plus accrued and unpaid interest.

The New Second Lien Notes Indenture contains covenants that limit each Issuer’s ability to, among other things: (i) incur additional indebtedness; (ii) pay dividends or make other distributions in respect of or repurchase or redeem its capital stock; (iii) prepay, redeem or repurchase its subordinated indebtedness; (iv) make investments; (v) sell assets; (vi) incur certain liens; (vii) enter into agreements restricting its subsidiaries’ ability to pay dividends; (viii) enter into transactions with affiliates; and (ix) consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important exceptions and qualifications, as described in the New Second Lien Notes Indenture, and certain covenants will not apply at any time when the New Second Lien Notes are rated investment grade by both rating agencies and no default under the New Second Lien Notes Indenture has occurred and is continuing. The New Second Lien Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding New Second Lien Notes to be due and payable immediately.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New Second Lien Notes Indenture, attached hereto as Exhibit 4.1, incorporated herein by reference.

New Subordinated Notes Indenture and New Subordinated Notes

On the Initial Settlement Date, the Issuers, entered into an indenture (the “New Subordinated Notes Indenture”) among the Issuers, certain subsidiaries of Verso Holdings party thereto as note guarantors and Wilmington Trust, National Association, as Trustee, governing the Issuers’ $101,983,000 aggregate principal amount of New Subordinated Notes issued on the Initial Settlement Date.

The New Subordinated Notes are guaranteed, jointly and severally, on a senior basis, by each of Verso Holdings’ existing domestic subsidiaries that guarantees Verso Holdings’ senior secured credit facility and by each of its future domestic subsidiaries that guarantees certain debt of Verso Holdings or issues disqualified stock. Following the consummation of the Merger, the New Subordinated Notes will not be guaranteed by the NewPage Entities. Upon the consummation of the Merger, NewPage Holdings, Inc. will guarantee the New Subordinated Notes.

The New Subordinated Notes and the related guarantees are subordinated obligations of the Issuers and the guarantors, respectively, and are (i) subordinated in right of payment to all of the Issuers’ and the guarantors’ existing and future senior debt, (ii) effectively subordinated to all of the Issuers’ and the guarantors’ secured indebtedness to the extent of the collateral securing such indebtedness and (iii) effectively subordinated to all existing and future indebtedness, preferred stock and other liabilities of Verso Holdings’ non-guarantor subsidiaries, including the subsidiaries of NewPage following the consummation of the Merger (other than indebtedness, preferred stock and liabilities held by an Issuer or a guarantor).

The Issuers will pay interest on the New Subordinated Notes at the interest rates described below, payable semiannually to holders of record at the close of business on January 15 or July 15 immediately preceding the interest payment date on February 1 and August 1 of each year, commencing February 1, 2015.

Prior to the consummation of the Merger, the terms and conditions of the New Subordinated Notes are substantially identical to the current terms and conditions of the Issuers’ existing Old Subordinated Notes (including an applicable interest rate of 11 3⁄8% per annum, payable in cash), except that the New Subordinated Notes are not registered under the Securities Act, but are subject to registration rights and the payment of additional interest under the circumstances described under “Notes Registration Rights Agreement” below. For the terms and conditions of the New Subordinated Notes prior to the consummation of the Merger, see the Issuers’ Third Supplemental Indenture, dated as of May 8, 2012 (including the Amended and Restated Indenture governing the Old Subordinated Notes attached as Exhibit A thereto), filed as Exhibit 4.2 to the Issuers’ Current Report on Form 8-K filed with the SEC on May 9, 2012.

Upon the consummation of the Merger, the terms and conditions of the New Subordinated Notes will be adjusted such that, (i) the principal amount of the New Subordinated Notes will be adjusted such that a holder of $1,000 principal amount of New Subordinated Notes immediately prior to the Merger will hold $620 principal amount of New Subordinated Notes immediately following the Merger (provided that any New Subordinated Notes that, as adjusted, do not bear an authorized denomination will be rounded down by the Issuers), (ii) the maturity date of the New Subordinated Notes will be extended from August 1, 2016 to August 1, 2020, (iii) the interest rate will be adjusted such that the New Subordinated Notes will bear interest from and after the date of the consummation of the Merger at a rate of 11.00% per annum entirely in cash plus 5.0% per annum payable entirely by increasing the principal amount of the outstanding New Subordinated Notes or by issuing additional New Subordinated Notes, (iv) the optional redemption provisions will be amended as provided in the New Subordinated Notes Indenture and (v) certain other terms and conditions of the New Subordinated Notes will be modified as provided in the New Subordinated Notes Indenture.

The New Subordinated Notes Indenture provides that if the Merger does not occur, the Issuers will make a special interest payment to holders of record of New Subordinated Notes as of the Initial Settlement Date in an amount equivalent to the amount of interest that would be payable on such notes in respect of a single six-month interest period at a rate of 11 3⁄8% per annum. Such special interest payment will be payable on the earlier of (i) the 30th day following the termination of the Merger Agreement and (ii) February 1, 2015.

Prior to the consummation of the Merger, the Issuers may redeem the New Subordinated Notes, in whole or part, at any time at a price equal to 100% of the principal amount of the New Subordinated Notes redeemed plus accrued and unpaid interest on the date of redemption.

Following the consummation of the Merger, the Issuers may redeem the New Subordinated Notes, in whole or part, at any time prior to August 1, 2017, at a price equal to 100% of the principal amount of the New Subordinated Notes redeemed plus accrued and unpaid interest on the date of redemption and a “make-whole premium.” The Issuers may redeem the New Subordinated Notes, in whole or in part, on or after August 1, 2017 at the redemption prices set forth in the New Subordinated Notes Indenture. In addition, following the consummation of the Merger and prior to August 1, 2017, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the New Subordinated Notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 111.00% or the principal amount of the New Subordinated Notes redeemed, plus accrued and unpaid interest.

The New Subordinated Notes Indenture contains covenants that limit each Issuer’s ability to, among other things: (i) incur additional indebtedness; (ii) pay dividends or make other distributions in respect of or repurchase or redeem its capital stock; (iii) prepay, redeem or repurchase its subordinated indebtedness; (iv) make investments; (v) sell assets; (vi) incur certain liens; (vii) enter into agreements restricting its subsidiaries’ ability to pay dividends; (viii) enter into transactions with affiliates; and (ix) consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important exceptions and qualifications, as described in the New Subordinated Notes Indenture, and certain covenants will not apply at any time following the Merger when the New Subordinated Notes are rated investment grade by both rating agencies and no default under the New Subordinated Notes Indenture has occurred and is continuing. The New Subordinated Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding New Subordinated Notes to be due and payable immediately.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New Subordinated Notes Indenture, attached hereto as Exhibit 4.2, incorporated herein by reference.

Warrant Agreement

On the Initial Settlement Date, Verso entered into the Warrant Agreement (the “Warrant Agreement”) with Registrar & Transfer Co., as warrant agent (the “Warrant Agent”). Each Warrant will be mandatorily convertible into one share of Common Stock without payment of consideration immediately prior to (i) the consummation of the Merger and (ii) the calculation and issuance of Common Stock issued to former stockholders of NewPage as a portion of the Merger consideration. The Warrants are not otherwise exercisable or convertible. If the Merger Agreement is terminated, the Warrants will be void, of no value, and will cease to be convertible into shares of Common Stock. Warrant holders generally do not have the rights or privileges of holders of Common Stock, including any voting rights, until the Warrants are converted and they receive shares of Common Stock. After the issuance of shares of Common Stock upon conversion of the Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

On the Initial Settlement Date, pursuant to the transactions contemplated by the Exchange Offers described above, Verso issued an aggregate of 14,701,832 Warrants to holders of Old Second Lien Notes and Old Subordinated Notes, in accordance with the terms of the Exchange Offers, in privately negotiated transactions exempt from, or not subject to, the registration requirements of the Securities Act.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement, attached hereto as Exhibit 4.3, incorporated herein by reference.

Notes Registration Rights Agreement

On the Initial Settlement Date, in connection with the issuance of the New Second Lien Notes and New Subordinated Notes, the Issuers and certain subsidiaries of Verso Holdings that guarantee the New Second Lien Notes and New Subordinated Notes entered into a registration rights agreement with Evercore Group L.L.C., Credit Suisse Securities (USA) LLC and Barclays Capital Inc. (collectively, the “Dealer Managers”), relating to an offer to exchange the New Second Lien Notes and New Subordinated Notes for registered notes (the “Notes Registration Rights Agreement”).

Subject to the terms of the Notes Registration Rights Agreement, the Issuers and the guarantors will use their commercially reasonable efforts to register with the SEC notes and guarantees having substantially identical terms as the New Second Lien Notes and New Subordinated Notes and related guarantees issued under the New Second Lien Indenture and New Subordinated Notes Indenture, respectively, as part of an offer to exchange freely tradable exchange notes for the such notes on or prior to August 1, 2015 (the “Effectiveness Target Date”). The Issuers and the guarantors will use their commercially reasonable efforts to cause the exchange offer to be completed within 30 business days after the Effectiveness Target Date.

If the Issuers are unable to effect the exchange offer under certain circumstances, the Issuers are to use commercially reasonable efforts to have a shelf registration statement declared effective by the SEC with respect to resales of the New Second Lien Notes and New Subordinated Notes within 365 days after the obligation to file such shelf registration statement arises and to keep such shelf registration statement effective for at least one year following effectiveness of the shelf registration statement, or until all of the New Second Lien Notes and New Subordinated Notes covered by the shelf registration statement are sold.

If the Issuers and the guarantors fail to meet these targets (each, a “Registration Default”), the annual interest rate on both the New Second Lien Notes and the New Subordinated Notes will increase by 0.25% per year for the first 90-day period immediately following the occurrence of any Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% per year for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.0% per year over the otherwise applicable annual interest rate. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Notes Registration Rights Agreement, attached hereto as Exhibit 4.4, incorporated herein by reference.

Common Stock Registration Rights Agreement

On the Initial Settlement Date, in connection with the issuance of the Warrants, Verso entered into a registration rights agreement with the Dealer Managers, relating to the shares of Common Stock issuable upon the conversion of the Warrants (the “Common Stock Registration Rights Agreement”). Subject to the terms of the Common Stock Registration Rights Agreement, Verso will (i) file with the SEC within 60 days following the closing of the Merger, a shelf registration statement, on the appropriate form under the Securities Act, relating to the resale of shares of Common Stock issuable upon the conversion of the Warrants and (ii) will use its commercially reasonable efforts cause such registration statement to become effective no later than August 1, 2015.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Common Stock Registration Rights Agreement, attached hereto as Exhibit 4.5, incorporated herein by reference.

Joinder and Supplement No. 6 to the Intercreditor Agreement

On the Initial Settlement Date, Wilmington Trust, National Association, as trustee under the New Second Lien Notes Indenture, Citibank N.A., as intercreditor agent (the “Intercreditor Agent”), Wilmington Trust Company, as former second-priority designated agent (the “Former Second –Priority Designated Agent”), the Issuers, Verso Paper Finance Holdings LLC and the subsidiaries of Verso Holdings party thereto entered into a Joinder and Supplement No. 6 (the “Joinder to the Intercreditor Agreement”) to the Intercreditor Agreement dated as of August 1, 2006, among Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse, Cayman Islands Branch), Wilmington Trust Company, Verso Finance Paper Holdings, LLC, Verso Holdings and each subsidiary of Verso Holdings from time to time party thereto (the “Intercreditor Agreement”).

Pursuant to the Joinder to the Intercreditor Agreement, (i) Wilmington Trust, National Association became a party to and agreed to be bound by the terms of the Intercreditor Agreement as an additional second priority agent, as if it had originally been party to the Intercreditor Agreement as a second priority agent, and became the Second Priority Designated Agent under the Intercreditor Agreement; (ii) the obligations under the New Second Lien Notes, the related guarantees and the New Second Lien Notes Indenture became second lien indebtedness under the Intercreditor Agreement; and (iii) the liens securing the obligations under the New Second Lien Notes, related guarantees and the New Second Lien Notes Indenture became second priority liens under the Intercreditor Agreement. The Intercreditor Agreement governs the relative priorities of the respective parties’ security interests in the assets securing the Issuers’ and the guarantors’ obligations under (i) the New Second Lien Notes, (ii) the Issuers’ existing (a) 11.75% Senior Secured Notes due 2019 and (b) 11.75% Secured Notes due 2019, (iii) the credit agreement, dated May 4, 2012, among Verso Holdings, Verso Paper Finance Holdings LLC, the lenders party thereto, Citibank N.A. as administrative agent, and the subsidiaries of Verso Holdings party thereto, and (iv) the credit agreement, dated May 4, 2012, by and among Verso Holdings, Verso Paper Finance Holdings LLC, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch as administrative agent, and the subsidiaries of Verso Holdings party thereto.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Joinder to the Intercreditor Agreement, attached hereto as Exhibit 10.1, incorporated herein by reference.

Second Lien Collateral Agreement

On the Initial Settlement Date, the Issuers, each subsidiary of the Issuers party thereto, and Wilmington Trust, National Association, as collateral agent, entered into a collateral agreement (the “New Second Lien Notes Collateral Agreement”). Pursuant to the New Second Lien Notes Collateral Agreement, the payment and performance when due of all obligations of the Issuers and the guarantors under the New Second Lien Notes and related guarantees will be secured by the pledge and grant of security interests contained in the New Second Lien Notes Collateral Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New Second Lien Notes Collateral Agreement, attached hereto as Exhibit 10.2, incorporated herein by reference.

Amended & Restated 1.5 Lien Collateral Agreement

On the Initial Settlement Date, the Issuers, each subsidiary of the Issuers party thereto, and Wilmington Trust, National Association, as collateral agent, entered into an amended and restated collateral agreement (the “Amended and Restated 1.5 Lien Collateral Agreement”) for the purpose of adding additional assets as collateral securing to the obligations of the Issuers with respect to the indenture governing the Issuers’ 11.75% Secured Notes due 2019.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Joinder to the Amended and Restated 1.5 Lien Collateral Agreement, attached hereto as Exhibit 10.3, incorporated herein by reference.

Supplemental Indentures

On July 31, 2014, Verso announced that the Issuers had received the requisite consents, in accordance with the Exchange Offers, for the proposed amendments to the indentures governing the Old Second Lien Notes and the Old Subordinated Notes (collectively, the “Old Indentures”), respectively, which (i) eliminate or waive substantially all of the restrictive covenants contained in the Old Second Lien Notes and Old Subordinated Notes and the indentures governing such notes, (ii) eliminate certain events of default, (iii) modify covenants regarding mergers and consolidations, and (iv) modify or eliminate certain other provisions, including, in some cases, certain provisions relating to defeasance, contained in such indentures and the Old Second Lien Notes and Old Subordinated Notes. Verso also announced that the Issuers had received the requisite consents, in accordance with the Second Lien Notes Exchange Offer, to authorize release of the liens and security interests in the collateral securing the Old Second Lien Notes as contemplated by the indenture governing the Old Second Lien Notes. On the Initial Settlement Date, the Issuers, the guarantors under the Old Indentures and the trustee under the Old Indentures executed supplemental indentures, which give effect to these proposed amendments and the collateral release.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture to the Old Second Lien Notes and the Fourth Supplemental Indenture to the Old Subordinated Notes, attached hereto as Exhibits 4.6 and 4.7, respectively, incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above under the heading “Warrant Agreement” is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to the Rights of Security Holders

The information set forth under Item 1.01 above under the heading “Supplemental Indentures” is incorporated by reference into this Item 3.03.

Item 8.01 Other Events

On August 7, 2014, the Issuers completed the Subordinated Notes Exchange Offer, which expired at 12:00 midnight, New York City time, at the end of August 6, 2014 (the “Subordinated Notes Expiration Time”). The Issuers received tenders from the holders of $101,983,000 aggregate principal amount, or approximately 71.6% of the outstanding amount, of the Old Subordinated Notes by the expiration of the consent and early tender payment deadline, 12:00 midnight, New York City time, at the end of July 30, 2014 (the “Subordinated Notes Early Tender Time”). On the Initial Settlement Date, the Issuers accepted for exchange the Old Subordinated Notes tendered prior to the Subordinated Notes Early Tender Time. No additional Old Subordinated Notes were tendered from the Subordinated Notes Early Tender Time to the Subordinated Notes Expiration Time.

Important Additional Information

This material is not a substitute for the joint proxy and information statement/prospectus that Verso and/or NewPage would file with the SEC or any other documents that Verso and/or NewPage may send to their stockholders in connection with the transaction. Verso has filed a registration statement on Form S-4, containing a joint proxy and information statement/prospectus for Verso and NewPage with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED, OR THAT WILL BE FILED, WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain copies of the registration statement containing the joint proxy and information statement/prospectus and all other relevant documents filed with the SEC free of charge at the SEC’s web site (www.sec.gov) or from Verso Investor Relations at (http://investor.versopaper.com/).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, with respect to the Second Priority Adjustable Senior Secured Notes.

4.2	Indenture dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, with respect to the Adjustable Senior Subordinated Notes.

4.3	Warrant Agreement, dated as of August 1, 2014, among Verso Paper Corp. and Registrar & Transfer Co., as warrant agent, with respect to the Warrants for Common Stock.

4.4	Notes Registration Rights Agreement dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., the subsidiaries of Verso Paper Holdings LLC named therein and Evercore Group LLC, Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as dealer managers.

4.5	Common Stock Registration Rights Agreement dated as of August 1, 2014, among Verso Paper Corp. and Evercore Group LLC, Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as dealer managers.

4.6	Second Supplemental Indenture dated as of August 1, 2014, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors party thereto and Wilmington Trust Company, as trustee, to the Indenture, dated as of January 26, 2011, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the 8.75% Second Priority Senior Secured Notes due 2019 were issued.

4.7	Fourth Supplemental Indenture dated as of August 1, 2014, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors party thereto and Wilmington Trust Company, as trustee, to the Indenture, dated as of August 1, 2006, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the 11 3⁄8% Senior Subordinated Notes due 2016 were issued.

10.1	Joinder and Supplement No. 6 to Intercreditor Agreement dated as of August 1, 2014, among Wilmington Trust, National Association, as second priority agent and as second priority designated agent, Citibank, N.A., as intercreditor agent, Wilmington Trust Company, as former second priority designated agent, Verso Paper Inc., Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC and the subsidiaries of Verso Paper Holdings LLC named therein.

10.2	Collateral Agreement dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association, as collateral agent.

10.3	Amended and Restated Collateral Agreement dated as of August 1, 2014, Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association, as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2014

VERSO PAPER CORP.

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, with respect to the Second Priority Adjustable Senior Secured Notes.

4.2	Indenture dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, with respect to the Adjustable Senior Subordinated Notes.

4.3	Warrant Agreement, dated as of August 1, 2014, among Verso Paper Corp. and Registrar & Transfer Co., as warrant agent, with respect to the Warrants for Common Stock.

4.4	Notes Registration Rights Agreement dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., the subsidiaries of Verso Paper Holdings LLC named therein and Evercore Group LLC, Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as dealer managers.

4.5	Common Stock Registration Rights Agreement dated as of August 1, 2014, among Verso Paper Corp. and Evercore Group LLC, Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as dealer managers.

4.6	Second Supplemental Indenture dated as of August 1, 2014, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors party thereto and Wilmington Trust Company, as trustee, to the Indenture, dated as of January 26, 2011, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the 8.75% Second Priority Senior Secured Notes due 2019 were issued.

4.7	Fourth Supplemental Indenture dated as of August 1, 2014, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors party thereto and Wilmington Trust Company, as trustee, to the Indenture, dated as of August 1, 2006, by and among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the 11 3⁄8% Senior Subordinated Notes due 2016 were issued.

10.1	Joinder and Supplement No. 6 to Intercreditor Agreement dated as of August 1, 2014, among Wilmington Trust, National Association, as second priority agent and as second priority designated agent, Citibank, N.A., as intercreditor agent, Wilmington Trust Company, as former second priority designated agent, Verso Paper Inc., Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC and the subsidiaries of Verso Paper Holdings LLC named therein.

10.2	Collateral Agreement dated as of August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association, as collateral agent.

10.3	Amended and Restated Collateral Agreement dated as of August 1, 2014, Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association, as collateral agent.